EXHIBIT 24
TO
FORM 10-K FOR 1999

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of March, 2000.


                                                     /s/ John F. Barrett
                                                     -------------------
                                                     John F. Barrett
                                                     Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, her attorneys for her and in her name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 9th day of March, 2000.


                                                     /s/ Judith G. Boynton
                                                     ---------------------
                                                     Judith G. Boynton
                                                     Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of March, 2000.


                                                     /s/Gary C. Butler
                                                     -----------------
                                                     Gary C. Butler
                                                     Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of March, 2000.


                                                     /s/David B. Dillon
                                                     ------------------
                                                     David B. Dillon
                                                     Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of March, 2000.


                                                     /s/Roger L. Howe
                                                     ----------------
                                                     Roger L. Howe
                                                     Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of March, 2000.


                                                     /s/Steven C. Mason
                                                     ------------------
                                                     Steven C. Mason
                                                     Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of March, 2000.


                                                     /s/Charles S. Mechem, Jr.
                                                     -------------------------
                                                     Charles S. Mechem, Jr.
                                                     Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of March, 2000.


                                                     /s/Philip A. Odeen
                                                     ------------------
                                                     Philip A. Odeen
                                                     Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of March, 2000.


                                                     /s/James F. Orr
                                                     ---------------
                                                     James F. Orr
                                                     Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

                  WHEREAS, the undersigned is a director of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of March, 2000.


                                                     /s/Brian H. Rowe
                                                     ----------------
                                                     Brian H. Rowe
                                                     Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

                  WHEREAS, the undersigned is an officer of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of March, 2000.


                                                   /s/William D. Baskett III
                                                   -------------------------
                                                   William D. Baskett III
                                                   General Counsel and Secretary

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

                  WHEREAS, the undersigned is an officer of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of March, 2000.


                                                     /s/Steven G. Rolls
                                                     ------------------
                                                     Steven G. Rolls
                                                     Chief Financial Officer

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                  WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

                  WHEREAS, the undersigned is an officer of the Company;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints James F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of March, 2000.


                                                   /s/Andre S. Valentine
                                                   ---------------------
                                                   Andre S. Valentine
                                                   Vice President and Controller